FIRST AMENDMENT AGREEMENT
FIRST AMENDMENT AGREEMENT, dated as of October 23, 2014 (this “Amendment”), to the Credit Agreement, dated as of January 23, 2014 (the “Credit Agreement”), among (1) CHC GROUP LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as the Parent Guarantor, (2) 6922767 HOLDING S.À R.L., a private limited company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”) whose registered office is located at 6, Rue Eugène Ruppert, L - 2453 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (“R.C.S. Luxembourg”) under number B 136762, as Company, (3) CHC HELICOPTER HOLDING S. À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Luxembourg whose registered office is located at 6, Rue Eugène Ruppert, L - 2453 Luxembourg, registered with the R.C.S. Luxembourg under number B155574, as Holdco, (4) CHC HELICOPTER S.A., a société anonyme incorporated under the laws of Luxembourg whose registered office is located at 6, Rue Eugène Ruppert, L - 2453 Luxembourg, registered with the R.C.S. Luxembourg under number B139673, as Initial Borrower, (5) the Designated Borrowers listed on Schedule I thereto and the other Borrowers party thereto from time to time, (6) the Lenders party thereto from time to time, (7) HSBC BANK PLC, as Administrative Agent, (8) HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, as Collateral Agent for the Lenders, (9) J.P. MORGAN SECURITIES LLC and BARCLAYS BANK PLC, as Co-Syndication Agents, (10) HSBC BANK CANADA, J.P. MORGAN SECURITIES LLC, BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and (11) ROYAL BANK OF CANADA and UBS SECURITIES LLC, as Co-Documentation Agents.
RECITALS
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
WHEREAS, the Parent Guarantor is considering issuing convertible preferred shares to CDR and/or one or more CDR Affiliates (each as defined below) (the “Investment”);
WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein in connection with and to facilitate the Investment; and
WHEREAS, the Lenders party to this Amendment (which constitute Required Lenders) are willing to effect the amendments described herein on the terms and subject to the conditions of this Amendment;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

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Section 1.Defined Terms.
(a)    The Credit Agreement as amended pursuant to this Amendment shall be referred to herein as the “Amended Credit Agreement”.
(b)    Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.
SECTION 2.    Amendments to the Credit Agreement. The parties hereto agree that Section 1.01 of the Credit Agreement shall be amended on the Amendment Effective Date (as defined below) as follows:
(a)    The definition of “Permitted Holder” shall be replaced in full with the following definition:
“Permitted Holder” shall mean each of (i) the Sponsors and the Sponsor Affiliates, (ii) CDR and CDR Affiliates and (iii) with respect to not more than 30% of the direct or indirect total voting power of the Equity Interests of the Company, the Management Group.

(b)    The following definitions of “CDR” and “CDR Affiliate” shall be inserted alphabetically:
“CDR” shall mean Clayton, Dubilier & Rice, LLC.

“CDR Affiliate” shall mean (i) each Affiliate of CDR that is neither a portfolio company nor a company controlled by a portfolio company and (ii) each general partner of CDR or a CDR Affiliate who is a partner or employee of CDR.

SECTION 3.    Representations and Warranties. Each of the Borrowers hereby represents and warrants that:
(a)    the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, as applicable, with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(b)    at the time of and immediately after the effectiveness of this Amendment on the Amendment Effective Date, no Event of Default or Default has occurred and is continuing; and

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(c)    this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 4.    Conditions to Effectiveness.
(a)    This Amendment shall be dated as of the latest date on which the Administrative Agent receives the documents described in paragraphs (i) and (ii) below and shall become effective upon the latest of the dates (the “Amendment Effective Date”) on which:
(i)    Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, Lenders constituting Required Lenders and the Administrative Agent;
(ii)    Acknowledgement. The Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of each Borrower and each other Loan Party; and
(iii)    Closing of CDR Investment. The Parent Guarantor shall have received proceeds from an investment by CDR and/or one or more CDR Affiliates in newly issued convertible preferred shares of the Parent Guarantor (and the Parent Guarantor shall promptly notify the Administrative Agent following such receipt).
(b)    The Administrative Agent shall promptly notify the Borrowers and the Lenders in writing when the Amendment Effective Date has occurred.
SECTION 5.    Miscellaneous.
(a)    Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(b)    Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including emailed or facsimiled counterparts), each of

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which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.
(c)    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(d)     The parties designate this Amendment as a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Borrowers

CHC HELICOPTER S.A.
By its authorized signatory:

/s/ Joan Hooper
Name: Joan Hooper
Title: Director A

/s/ Hille-Paul Schut
Name: Hille-Paul Schut
Title: Director B

CHC GLOBAL OPERATIONS INTERNATIONAL ULC

By:	/s/ Russ Hill
Name: Russ Hill
Title: Director, Vice President

HELI-ONE CANADA ULC

By:	/s/ Russ Hill
Name: Russ Hill
Title: Director, Vice President

HELI-ONE LEASING ULC

By:	/s/ Russ Hill
Name: Russ Hill
Title: Director, Vice President

[First Amendment]

CHC DEN HELDER B.V.

By:	/s/ Peter Das
Name: Peter Das
Title: Director

CHC HOLDING NL B.V.

By:	/s/ Christian Krajewski
Name: Christian Krajewski
Title: Director

CHC NETHERLANDS B.V.

By:	/s/ Christian Krajewski
Name: Christian Krajewski
Title: Director A

By:	/s/ Cees Johan van den Heuvel
Name: Cees Johan van den Heuvel
Title: Director B

CHC NORWAY ACQUISITION CO AS

By:	/s/ Arne Roland
Name: Arne Roland
Title: Director

HELI-ONE (NORWAY) AS

By:	/s/ Arne Roland
Name: Arne Roland
Title: Director

[First Amendment]

HELI-ONE (EUROPE) AS

By:	/s/ Arne Roland
Name: Arne Roland
Title: Director

[First Amendment]

Administrative Agent

HSBC BANK PLC
By its authorized signatory:

/s/ Jeremy Causton
Name: Jeremy Causton
Title: Authorised Signatory

Lender

HSBC Bank Canada
By its authorized signatory:

/s/ Todd Patchell
Name: Todd Patchell
Title: Vice President
Region Head of Large Corporate

/s/ Curtis Standerwick
Name: Curtis Standerwick
Title: Assistant Vice President
Commercial Banking

Date: __September 2, 2014____________

Lender

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
By its authorized signatory:

/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

Date: __September 16, 2014____________

Lender

BARCLAYS BANK PLC
By its authorized signatory:

/s/ May Huang
Name: May Huang
Title: Assistant Vice President

Date: __September 3, 2014____________

Lender

ROYAL BANK OF CANADA
By its authorized signatory:

/s/ Evans Swann, Jr.
Name: Evans Swann, Jr.
Title: Authorized Signatory

Date: __September 8th, 2014____________

Lender

UBS Limited
By its authorized signatories:

/s/ Judith Campbell
Name: Judith Campbell
Title: Director

/s/ Alan Greenhow
Name: Alan Greenhow
Title: Director

Date: ____________

Lender

WELLS FARGO BANK, N.A.
By its authorized signatory:

/s/ John Cantalupo
Name: John Cantalupo
Title: Senior Vice President

Date: __         ____________

Lender

BNP PARIBAS
By its authorized signatory:

/s/ Chris Golding
Name: Chris Golding
Title: Director
Corporate Coverage Canada

/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director
Corporate Coverage Canada

Date: _10/1/14_______

Lender

THE STANDARD BANK OF SOUTH AFRICA LIMITED
By its authorized signatory:

/s/ T. J. Lancaster
Name: T. J. Lancaster
Title: Head of Debt Products, London

Date: __21st October 2014____________

EXHIBIT A TO
FIRST AMENDMENT

ACKNOWLEDGMENT AND CONFIRMATION
Date: ___________________
Reference is made to the First Amendment Agreement, dated as of October 23, 2014 (the “Amendment”), to the Credit Agreement, dated as of January 23, 2014 (the “Credit Agreement”), among (1) CHC GROUP LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as the Parent Guarantor, (2) 6922767 HOLDING S. À R.L., a private limited company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”) whose registered office is located at 6, Rue Eugène Ruppert, L - 2453 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (“R.C.S. Luxembourg”) under number B 136762, as Company, (3) CHC HELICOPTER HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Luxembourg whose registered office is located at 6, Rue Eugène Ruppert, L - 2453 Luxembourg, registered with the R.C.S. Luxembourg under number B155574, as Holdco, (4) CHC HELICOPTER S.A., a société anonyme incorporated under the laws of Luxembourg whose registered office is located at 6, Rue Eugène Ruppert, L - 2453 Luxembourg, registered with the R.C.S. Luxembourg under number B139673, as Initial Borrower, (5) the Designated Borrowers listed on Schedule I thereto and the other Borrowers party thereto from time to time, (6) the Lenders party thereto from time to time, (7) HSBC BANK PLC, as Administrative Agent, (8) HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, as Collateral Agent for the Lenders, (9) J.P. MORGAN SECURITIES LLC and BARCLAYS BANK PLC, as Co-Syndication Agents, (10) HSBC BANK CANADA, J.P. MORGAN SECURITIES LLC, BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and (11) ROYAL BANK OF CANADA and UBS SECURITIES LLC, as Co-Documentation Agents.
Unless otherwise defined herein, capitalized terms used herein and defined in the Amendment or the Credit Agreement are used herein as therein defined.
The Credit Agreement is being amended pursuant to the Amendment. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect immediately after giving effect to the Amendment;
(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect, and the perfected status and priority of each such Lien and security interest continues in full force and effect, unimpaired, uninterrupted and undischarged, immediately after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents; and
(c)    this Ackowledgement and Confirmation is designated as a Loan Document.
THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or email), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
[Loan Parties]

By:______________________________
Name:
Title:

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